FIGI

Fortress International Group Inc.

2007 3rd Quarter Earnings Presentation

November 15, 2007

2006/2007 Orders Added to Backlog

New vs. Existing Customers:



Millions
$50
$40
$30
$20
$10
$0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
FY06
FY07
2006/2007 ORDERS added to BACKLOG
New Customers
Exisiting Customers

2006/2007 Orders Added to Backlog

By Division:



Millions
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
FY06
FY07
2006/2007 ORDERS added to BACKLOG
Technical Consulting
Construction Management
Facility Management

2006/2007 Orders Added to Backlog

Cumulative Growth By Quarter:



TOTAL YTD
Millions
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
FY06
FY07
2006/2007 ORDERS added to BACKLOG

2006/2007 Orders Added to Backlog

Technical Consulting:



Technical Consulting
$3
$2
$2
$1
$1
$0
Millions
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
FY06
FY07
2006/2007 ORDERS added to BACKLOG

2006/2007 Orders Added to Backlog

Construction Management:


Construction Management
Millions
$35
$30
$25
$20
$15
$10
$5
$0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
FY06
FY07
2006/2007 ORDERS added to BACKLOG

2006/2007 Orders Added to Backlog

Facility Management:


Facility Management
Millions
$14
$12
$10
$8
$6
$4
$2
$0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
FY06
FY07
2006/2007 ORDERS added to BACKLOG